UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2018

CLEARBRIDGE

LARGE CAP GROWTH FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

II	ClearBridge Large Cap Growth Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Large Cap Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. We attempt to identify established large capitalization companies which are dominant in their industries, global in scope and with a long-term history of performance.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large-capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The major U.S. equity indices posted positive returns for the twelve-month reporting period ended November 30, 2018, as the S&P 500 Indexi gained 6.27%, the Russell 1000 Indexii added 5.92% and the Russell Midcap Indexiii rose 1.89%. Growth stocks again outperformed value stocks, with the Fund’s benchmark, the Russell 1000 Growth Indexiv gaining 8.59% compared to a return of 2.96% for the Russell 1000 Value Indexv. Volatility increased during the reporting period, with the Chicago Board Options Exchange Volatility Index (“VIX”)vi rising to more normalized levels for extended periods.

Robust corporate earnings, spurred by the benefits of U.S. tax cuts passed in December 2017, and strong economic growth were catalysts for stocks during the reporting period. Quarterly earnings for companies in the S&P 500 have increased at a double-digit rate for four consecutive quarters through the third quarter of 2018, according to FactSet. The economic expansion accelerated, with gross domestic product (“GDP”)vii growth of 4.2% in the second quarter and 3.4% in the third quarter of 2018, while the unemployment rate fell to 3.7%, the lowest level in nearly fifty years. Capital expenditures also reached the highest level of this business cycle, helped by incentives in the tax reform law. Share repurchases for the S&P 500 were $191 billion in the second quarter of 2018, the highest amount ever. Seeing a steadily growing U.S. economy with low unemployment and core inflation approaching its target 2%, the Federal Reserve Board (the “Fed”)viii raised the federal funds rateix four times during the reporting period. The target range at the end of the period was between 2.00% and 2.25%.

Against this backdrop, momentum and growth-oriented stocks continued to lead the market, with Consumer Discretionary (+16.62%) and Information Technology (“IT”) (+14.07%) being the best performing sectors in the Russell 1000 Growth Index for the reporting period, while the Health Care sector (+12.52%) also outperformed. A 7% decline in crude oil prices during the reporting period contributed to the Energy sector (-12.61%) being the worst performing sector while the Materials (-7.97%) and Communication Services1 (-3.19%) sectors, a new sector, also lagged the benchmark return.

ClearBridge Large Cap Growth Fund 2018 Annual Report	1

Fund overview (cont’d)

The year was not without headwinds, as the equity market endured a correction early in 2018 caused by higher interest rates and fear of increasing inflation, as well as pressure from prolonged trade disputes with China in the second and third quarters of 2018. U.S. equities underwent another correction in October 2018, however, as a mix of trade concerns, higher interest rates and uninspiring financial results from some mega cap tech companies combined to make for a volatile month. Stocks rebounded to end the reporting period, driven higher following midterm election results that resulted in a divided U.S. Congress and signs of a potential détente in the trade war with China.

Q. How did we respond to these changing market conditions?

A. We have carefully constructed the Fund to thrive in a more volatile market environment, diversifying across three types of growth companies — stable, cyclical and select — that tend to do well at different stages of a market cycle and are driven more by their own execution than broad, macroeconomic forces.

We continued to see a bifurcated equity market during the year, with the mega cap FAANG stocks (Facebook Inc., Amazon.com Inc., Apple Inc., Netflix and Google) leading performance for much of the year. This scenario created opportunities in overlooked areas and we took advantage by adding more cyclicality to the Fund with the addition of communications chip maker QUALCOMM Inc. and database software maker Oracle Corp. at what we viewed as attractive entry points. Meanwhile, pressure on Chinese technology stocks due to trade tensions and a weakening currency enabled us to add Alibaba Group Holding Ltd, China’s dominant Internet and e-commerce provider, to the Fund at a relative discount.

Our allocation to enterprise software makers like Microsoft Corp. and Adobe Systems Inc. was an effective diversifier to the FAANG and related consumer IT companies in the Fund. Increased volatility also enabled us to establish a new position in Equinix Inc. Although classified as a REIT, Equinix Inc. broadens the Fund’s exposure to the secular migration to the cloud.

While biotechnology has been a drag on performance, we continue to like the dynamics of the industry as the new commissioner at the FDA seeks to control drug costs through competition and is rewarding innovation by speeding breakthrough treatments to market. One company developing such treatments is BioMarin Pharmaceutical Inc., a new addition to the Fund which targets its research on rare and orphan diseases.

In the last several months of the reporting period, we began to see a broadening of market leadership beyond high beta, mega cap stocks that was beneficial to relative performance. We remain focused on generating consistent returns with attention to risk management and believe our diversified approach to growth leaves us well positioned going forward.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

2	ClearBridge Large Cap Growth Fund 2018 Annual Report

Performance review

For the twelve months ended November 30, 2018, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 10.25%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index, returned 8.59% for the same period. The Lipper Large-Cap Growth Funds Category Average1 returned 8.68% over the same time frame.

Performance Snapshot as of November 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	1.77%	10.25%
Class C	1.43%	9.51%
Class R	1.61%	9.93%
Class I	1.93%	10.56%
Class IS	1.99%	10.69%
Class O2	1.95%	10.60%
Russell 1000 Growth Index	1.43%	8.59%
Lipper Large-Cap Growth Funds Category Average	0.07%	8.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I, Class IS and Class O shares were 1.06%, 1.79%, 1.37%, 0.78%, 0.68% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10%

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 688 funds for the six-month period and among the 677 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]	Class O shares are offered only to former Class O shareholders of the ClearBridge Equity Fund.

ClearBridge Large Cap Growth Fund 2018 Annual Report	3

Fund overview (cont’d)

for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80% for Class I shares, 0.70% for Class IS shares and 0.74% for Class O shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in seven of the ten economic sectors in which it was invested (among eleven sectors in total) during the reporting period. The greatest contributions to absolute returns came from the IT and Consumer Discretionary sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Amazon.com, Inc. in the Consumer Discretionary sector; as well as Adobe Systems Inc., Microsoft Corp., Red Hat, Inc. and Visa Inc., Class A shares in the IT sector.

Relative to the benchmark, overall stock selection had a positive impact on performance for the period. In particular, stock selection in the IT sector was the primary contributor to performance. In addition, stock selection in the Consumer Discretionary, Materials, Industrials and Communication Services sectors, as well as an underweight to the Industrials sector, aided results.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the leading detractors from performance for the reporting period were Dentsply Sirona, Inc. and Celgene Corp. in the Health Care sector, Anheuser-Busch InBev SA in the Consumer Staples sector, Facebook, Inc., Class A shares in the Communication Services sector and Schlumberger NV in the Energy sector.

Relative to the benchmark, overall sector allocation had a negative impact on performance. In particular, stock selection in the Health Care sector and an overweight to the Energy sector were the primary detractors from returns for the period. Stock selection in the Financials and Real Estate sectors were also a headwind for results.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Oracle Corp., QUALCOMM Inc. and Nutanix, Inc., Class A shares in the IT sector, Equinix Inc. in the Real Estate sector, Caterpillar Inc. and IHS Markit Ltd. in the Industrials sector and Alibaba Group Holding Ltd. in the Consumer Discretionary sector. During the reporting period, we also closed a number of the Fund’s existing positions, the largest being Dentsply Sirona, Inc. and CVS Health Corp. in the Health Care sector, Rockwell Collins, Inc. in the Industrials sector, Twenty-First

4	ClearBridge Large Cap Growth Fund 2018 Annual Report

Century Fox, Inc., Class A shares in the Communication Services sector and Monsanto Co. in the Materials sector.

Thank you for your investment in ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 18, 2018

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Growth stocks as a group may fall out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2018 were: Amazon.com Inc. (5.9%), Microsoft Corp. (4.4%), Visa Inc., Class A Shares (3.5%), Facebook Inc., Class A Shares (3.4%), UnitedHealth Group Inc. (3.2%), Alphabet Inc., Class C Shares (3.1%), Adobe Systems Inc. (2.8%), Apple Inc. (2.4%), Zoetis Inc. (2.2%) and W.W. Grainger Inc. (2.2%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2018 were: Information Technology (29.7%), Health Care (16.8%), Communication Services (11.9%), Consumer Discretionary (11.8%) and Industrials (8.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Large Cap Growth Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

vi

The VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

6	ClearBridge Large Cap Growth Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and November 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge Large Cap Growth Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2018 and held for the six months ended November 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.77%	$1,000.00	$1,017.70	1.05%	$5.31	Class A	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class C	1.43	1,000.00	1,014.30	1.75	8.84	Class C	5.00	1,000.00	1,016.29	1.75	8.85
Class R	1.61	1,000.00	1,016.10	1.38	6.97	Class R	5.00	1,000.00	1,018.15	1.38	6.98
Class I	1.93	1,000.00	1,019.30	0.75	3.80	Class I	5.00	1,000.00	1,021.31	0.75	3.80
Class IS	1.99	1,000.00	1,019.90	0.64	3.24	Class IS	5.00	1,000.00	1,021.86	0.64	3.24
Class O	1.95	1,000.00	1,019.50	0.70	3.54	Class O	5.00	1,000.00	1,021.56	0.70	3.55

8	ClearBridge Large Cap Growth Fund 2018 Annual Report

[1]	For the six months ended November 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge Large Cap Growth Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/18	10.25%	9.51%	9.93%	10.56%	10.69%	10.60%
Five Years Ended 11/30/18	13.31	12.49	12.98	13.67	13.74	N/A
Ten Years Ended 11/30/18	16.85	16.09	16.52	17.28	N/A	N/A
Inception* through 11/30/18	—	—	—	—	15.58	12.59

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/18	3.90%	8.51%	9.93%	10.56%	10.69%	10.60%
Five Years Ended 11/30/18	11.98	12.49	12.98	13.67	13.74	N/A
Ten Years Ended 11/30/18	16.16	16.09	16.52	17.28	N/A	N/A
Inception* through 11/30/18	—	—	—	—	15.58	12.59

Cumulative total returns
Without sales charges[1]
Class A (11/30/08 through 11/30/18)	374.60%
Class C (11/30/08 through 11/30/18)	344.46
Class R (11/30/08 through 11/30/18)	361.33
Class I (11/30/08 through 11/30/18)	392.19
Class IS (Inception date of 3/15/13 through 11/30/18)	128.66
Class O (Inception date of 12/19/14 through 11/30/18)	59.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is August 29, 1997. Inception dates for Class R, I, IS and O shares are December 28, 2006, October 15, 1997, March 15, 2013 and December 19, 2014, respectively.

10	ClearBridge Large Cap Growth Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2008 -November 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Large Cap Growth Fund on November 30, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2018. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Large Cap Growth Fund 2018 Annual Report	11

Schedule of investments

November 30, 2018

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 96.7%
Communication Services — 11.9%
Entertainment — 2.1%
Walt Disney Co.	2,091,319	$241,526,432
Interactive Media & Services — 7.7%
Alphabet Inc., Class A Shares	127,982	142,015,226	*
Alphabet Inc., Class C Shares	320,803	351,096,427	*
Facebook Inc., Class A Shares	2,788,319	392,065,535	*
Total Interactive Media & Services		885,177,188
Media — 2.1%
Comcast Corp., Class A Shares	6,085,898	237,410,881
Total Communication Services		1,364,114,501
Consumer Discretionary — 11.8%
Hotels, Restaurants & Leisure — 2.9%
Chipotle Mexican Grill Inc.	308,530	145,999,482	*
Yum China Holdings Inc.	5,167,969	185,168,329
Total Hotels, Restaurants & Leisure		331,167,811
Internet & Direct Marketing Retail — 7.1%
Alibaba Group Holding Ltd., ADR	831,810	133,804,957	*
Amazon.com Inc.	402,938	681,033,719	*
Total Internet & Direct Marketing Retail		814,838,676
Specialty Retail — 1.8%
Home Depot Inc.	1,185,466	213,763,229
Total Consumer Discretionary		1,359,769,716
Consumer Staples — 5.8%
Beverages — 3.2%
Anheuser-Busch InBev SA, ADR	2,616,174	201,105,295
Coca-Cola Co.	3,214,334	162,002,434
Total Beverages		363,107,729
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	723,873	167,417,347
Food Products — 1.2%
McCormick & Co. Inc., Non Voting Shares	940,467	141,070,050
Total Consumer Staples		671,595,126
Energy — 2.2%
Energy Equipment & Services — 1.4%
Schlumberger Ltd.	3,514,637	158,510,129
Oil, Gas & Consumable Fuels — 0.8%
Pioneer Natural Resources Co.	664,508	98,181,057
Total Energy		256,691,186

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2018 Annual Report

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Financials — 5.3%
Capital Markets — 3.5%
BlackRock Inc.	466,443	$199,642,269
Charles Schwab Corp.	4,506,638	201,897,382
Total Capital Markets		401,539,651
Consumer Finance — 1.8%
American Express Co.	1,802,145	202,326,819
Total Financials		603,866,470
Health Care — 16.8%
Biotechnology — 7.6%
Alexion Pharmaceuticals Inc.	1,500,957	184,842,855	*
Biogen Inc.	719,828	240,221,000	*
BioMarin Pharmaceutical Inc.	1,269,060	121,867,832	*
Celgene Corp.	2,696,351	194,730,469	*
Regeneron Pharmaceuticals Inc.	356,280	130,273,782	*
Total Biotechnology		871,935,938
Health Care Providers & Services — 3.3%
UnitedHealth Group Inc.	1,324,338	372,615,739
Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific Inc.	1,013,945	253,029,975
Pharmaceuticals — 3.7%
Johnson & Johnson	1,165,363	171,191,825
Zoetis Inc.	2,752,498	258,376,987
Total Pharmaceuticals		429,568,812
Total Health Care		1,927,150,464
Industrials — 8.1%
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	1,595,554	183,951,421
Industrial Conglomerates — 1.9%
Honeywell International Inc.	1,516,900	222,605,075
Machinery — 1.3%
Caterpillar Inc.	1,081,040	146,664,697
Professional Services — 1.1%
IHS Markit Ltd.	2,301,071	122,808,159	*
Trading Companies & Distributors — 2.2%
W.W. Grainger Inc.	822,013	258,144,962
Total Industrials		934,174,314
Information Technology — 29.7%
Communications Equipment — 1.4%
Palo Alto Networks Inc.	930,834	160,987,740	*

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	13

Schedule of investments (cont’d)

November 30, 2018

ClearBridge Large Cap Growth Fund

Security		Shares	Value
IT Services — 7.3%
Akamai Technologies Inc.		3,242,697	$222,935,419	*
PayPal Holdings Inc.		2,545,769	218,452,438	*
Visa Inc., Class A Shares		2,806,737	397,742,700
Total IT Services			839,130,557
Semiconductors & Semiconductor Equipment — 3.8%
NVIDIA Corp.		402,620	65,800,187
QUALCOMM Inc.		3,297,440	192,108,854
Texas Instruments Inc.		1,829,015	182,627,148
Total Semiconductors & Semiconductor Equipment			440,536,189
Software — 14.9%
Adobe Inc.		1,267,757	318,067,554	*
Microsoft Corp.		4,572,562	507,051,400
Nutanix Inc., Class A Shares		2,471,580	110,504,342	*
Oracle Corp.		4,919,870	239,892,861
Red Hat Inc.		1,133,823	202,455,435	*
Splunk Inc.		1,679,280	187,625,954	*
VMware Inc., Class A Shares		856,430	143,314,996	*
Total Software			1,708,912,542
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.		1,513,845	270,342,440
Total Information Technology			3,419,909,468
Materials — 3.5%
Chemicals — 3.5%
Ecolab Inc.		1,387,161	222,625,469
Linde PLC		1,087,860	173,024,133
Total Materials			395,649,602
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.6%
Equinix Inc.		484,910	186,826,125
Total Investments before Short-Term Investments (Cost — $8,424,235,579)			11,119,746,972

	Rate
Short-Term Investments — 3.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $366,083,477)	2.070%	366,083,477	366,083,477
Total Investments — 99.9% (Cost — $8,790,319,056)			11,485,830,449
Other Assets in Excess of Liabilities — 0.1%			14,153,482
Total Net Assets — 100.0%			$11,499,983,931

*	Non-income producing security.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2018 Annual Report

Statement of assets and liabilities

November 30, 2018

Assets:
Investments, at value (Cost — $8,790,319,056)	$11,485,830,449
Receivable for securities sold	94,079,342
Receivable for Fund shares sold	20,132,720
Dividends and interest receivable	16,087,355
Prepaid expenses	239,690
Total Assets	11,616,369,556

Liabilities:
Payable for securities purchased	94,146,326
Payable for Fund shares repurchased	12,770,512
Investment management fee payable	5,772,762
Service and/or distribution fees payable	873,977
Trustees’ fees payable	66,945
Accrued expenses	2,755,103
Total Liabilities	116,385,625
Total Net Assets	$11,499,983,931

Net Assets:
Par value (Note 7)	$2,431
Paid-in capital in excess of par value	8,409,735,139
Total distributable earnings (loss)	3,090,246,361
Total Net Assets	$11,499,983,931

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	15

Statement of assets and liabilities (cont’d)

November 30, 2018

Net Assets:
Class A	$1,864,966,646
Class C	$553,123,657
Class R	$126,653,331
Class I	$6,376,366,962
Class IS	$2,032,528,766
Class O	$546,344,569

Shares Outstanding:
Class A	42,176,411
Class C	15,595,639
Class R	2,987,198
Class I	129,916,938
Class IS	41,347,564
Class O	11,119,669

Net Asset Value:
Class A (and redemption price)	$44.22
Class C*	$35.47
Class R (and redemption price)	$42.40
Class I (and redemption price)	$49.08
Class IS (and redemption price)	$49.16
Class O (and redemption price)	$49.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$46.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2018 Annual Report

Statement of operations

For the Year Ended November 30, 2018

Investment Income:
Dividends	$111,776,226
Interest	5,250,517
Less: Foreign taxes withheld	(1,242,865)
Total Investment Income	115,783,878

Expenses:
Investment management fee (Note 2)	67,607,867
Service and/or distribution fees (Notes 2 and 5)	10,786,933
Transfer agent fees (Note 5)	10,042,516
Trustees’ fees	717,102
Registration fees	355,243
Fund accounting fees	292,708
Shareholder reports	98,649
Insurance	98,130
Custody fees	59,060
Legal fees	49,194
Audit and tax fees	46,943
Miscellaneous expenses	54,370
Total Expenses	90,208,715
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,301)
Net Expenses	90,203,414
Net Investment Income	25,580,464

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	385,494,722
Change in Net Unrealized Appreciation (Depreciation) From Investments	576,383,667
Net Gain on Investments	961,878,389
Increase in Net Assets From Operations	$987,458,853

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	17

Statements of changes in net assets

For the Years Ended November 30,	2018	2017

Operations:
Net investment income	$25,580,464	$17,044,485
Net realized gain	385,494,722	364,027,769
Change in net unrealized appreciation (depreciation)	576,383,667	1,224,321,850
Increase in Net Assets From Operations	987,458,853	1,605,394,104

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings[1]	(393,396,246)	(97,350,542)
Decrease in Net Assets From Distributions to Shareholders	(393,396,246)	(97,350,542)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,129,790,491	5,741,370,516
Reinvestment of distributions	328,162,672	79,138,621
Cost of shares repurchased	(2,946,788,033)	(2,516,312,672)
In-kind capital contribution (Note 8)	65,882,403	—
Increase in Net Assets From Fund Share Transactions	1,577,047,533	3,304,196,465
Increase in Net Assets	2,171,110,140	4,812,240,027

Net Assets:
Beginning of year	9,328,873,791	4,516,633,764
End of year[2]	$11,499,983,931	$9,328,873,791

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended November 30, 2017, distributions from net investment income and net realized gains were $10,000,270 and $87,350,272, respectively.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended November 30, 2017, end of year net assets included undistributed net investment income of $16,973,574.

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$41.91	$34.46	$33.78	$32.66	$30.19

Income from operations:
Net investment income	0.01	0.02	0.07	0.04	0.03
Net realized and unrealized gain	4.09	8.14	1.57	3.08	4.90
Total income from operations	4.10	8.16	1.64	3.12	4.93

Less distributions from:
Net investment income	(0.00) [2]	(0.03)	(0.01)	—	—
Net realized gains	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)
Total distributions	(1.79)	(0.71)	(0.96)	(2.00)	(2.46)

Net asset value, end of year	$44.22	$41.91	$34.46	$33.78	$32.66
Total return[3]	10.25%	24.14%	5.02%	10.26%	17.86%

Net assets, end of year (millions)	$1,865	$1,794	$1,253	$834	$705

Ratios to average net assets:
Gross expenses	1.04%	1.11%	1.15%	1.18%[4]	1.23%
Net expenses	1.04 [5,6]	1.08 [5,6]	1.09 [5,6]	1.14 [4,5,6]	1.23
Net investment income	0.03	0.05	0.22	0.13	0.11

Portfolio turnover rate	20%[7]	24%	13%	17%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective March 31, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period August 3, 2015 through March 30, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.15%. During the period December 19, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.18%.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$34.19	$28.42	$28.22	$27.80	$26.26

Income (loss) from operations:
Net investment loss	(0.23)	(0.21)	(0.14)	(0.15)	(0.17)
Net realized and unrealized gain	3.30	6.66	1.29	2.57	4.17
Total income from operations	3.07	6.45	1.15	2.42	4.00

Less distributions from:
Net realized gains	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)
Total distributions	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)

Net asset value, end of year	$35.47	$34.19	$28.42	$28.22	$27.80
Total return[2]	9.51%	23.22%	4.26%	9.49%	16.95%

Net assets, end of year (millions)	$553	$515	$384	$274	$237

Ratios to average net assets:
Gross expenses	1.73%	1.84%	1.88%	1.91%[3]	2.00%
Net expenses	1.73 [4,5]	1.81 [4,5]	1.82 [4,5]	1.87 [3,4,5]	2.00
Net investment loss	(0.66)	(0.68)	(0.51)	(0.58)	(0.67)

Portfolio turnover rate	20%[6]	24%	13%	17%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$40.37	$33.31	$32.76	$31.81	$29.58

Income (loss) from operations:
Net investment loss	(0.11)	(0.09)	(0.01)	(0.04)	(0.08)
Net realized and unrealized gain	3.93	7.85	1.51	2.99	4.77
Total income from operations	3.82	7.76	1.50	2.95	4.69

Less distributions from:
Net investment income	—	(0.02)	—	—	—
Net realized gains	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)
Total distributions	(1.79)	(0.70)	(0.95)	(2.00)	(2.46)

Net asset value, end of year	$42.40	$40.37	$33.31	$32.76	$31.81
Total return[2]	9.93%	23.77%	4.75%	9.99%	17.42%

Net assets, end of year (millions)	$127	$96	$39	$10	$4

Ratios to average net assets:
Gross expenses	1.35%	1.42%	1.43%	1.44%[3]	1.72%
Net expenses[4,5]	1.35	1.38	1.37	1.39 [3]	1.59
Net investment loss	(0.27)	(0.24)	(0.05)	(0.12)	(0.26)

Portfolio turnover rate	20%[6]	24%	13%	17%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.60%.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$46.30	$37.97	$37.11	$35.56	$32.56

Income from operations:
Net investment income	0.16	0.15	0.20	0.16	0.14
Net realized and unrealized gain	4.52	8.98	1.71	3.39	5.32
Total income from operations	4.68	9.13	1.91	3.55	5.46

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.10)	—	—
Net realized gains	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)
Total distributions	(1.90)	(0.80)	(1.05)	(2.00)	(2.46)

Net asset value, end of year	$49.08	$46.30	$37.97	$37.11	$35.56
Total return[2]	10.56%	24.52%	5.34%	10.66%	18.25%

Net assets, end of year (millions)	$6,376	$5,128	$2,128	$457	$205

Ratios to average net assets:
Gross expenses	0.75%	0.83%	0.84%	0.87%[3]	0.91%
Net expenses[4]	0.75	0.78 [5]	0.78 [5]	0.79 [3,5]	0.91
Net investment income	0.33	0.35	0.54	0.45	0.44

Portfolio turnover rate	20%[6]	24%	13%	17%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.05%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	ClearBridge Large Cap Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$46.35	$38.00	$37.13	$35.57	$32.56

Income from operations:
Net investment income	0.21	0.19	0.24	0.18	0.13
Net realized and unrealized gain	4.53	8.97	1.70	3.38	5.34
Total income from operations	4.74	9.16	1.94	3.56	5.47

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.12)	—	—
Net realized gains	(1.79)	(0.68)	(0.95)	(2.00)	(2.46)
Total distributions	(1.93)	(0.81)	(1.07)	(2.00)	(2.46)

Net asset value, end of year	$49.16	$46.35	$38.00	$37.13	$35.57
Total return[2]	10.69%	24.61%	5.42%	10.68%	18.29%

Net assets, end of year (millions)	$2,033	$1,265	$256	$55	$5

Ratios to average net assets:
Gross expenses	0.65%	0.73%	0.76%	0.78%[3]	0.98%
Net expenses[4]	0.65	0.70 [5]	0.70 [5]	0.72 [3,5]	0.90 [5]
Net investment income	0.44	0.46	0.68	0.52	0.41

Portfolio turnover rate	20%[6]	24%	13%	17%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted::
Class O Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$46.34	$37.99	$37.12	$33.75

Income from operations:
Net investment income	0.18	0.16	0.21	0.15
Net realized and unrealized gain	4.52	8.99	1.72	3.22
Total income from operations	4.70	9.15	1.93	3.37

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.11)	—
Net realized gains	(1.79)	(0.68)	(0.95)	—
Total distributions	(1.91)	(0.80)	(1.06)	—

Net asset value, end of year	$49.13	$46.34	$37.99	$37.12
Total return[3]	10.60%	24.56%	5.40%	9.99%

Net assets, end of year (millions)	$546	$531	$457	$465

Ratios to average net assets:
Gross expenses	0.70%	0.78%	0.82%	0.83%[4]
Net expenses[5]	0.70	0.74 [6]	0.74 [6]	0.74 [4,6]
Net investment income	0.36	0.38	0.57	0.47 [4]

Portfolio turnover rate	20%[7]	24%	13%	17%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 19, 2014 (inception date) to November 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 0.74%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

[8]	For the year ended November 30, 2015.

See Notes to Financial Statements.

24	ClearBridge Large Cap Growth Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Large Cap Growth Fund 2018 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge Large Cap Growth Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$11,119,746,972	—	—	$11,119,746,972
Short-term investments†	366,083,477	—	—	366,083,477
Total investments	$11,485,830,449	—	—	$11,485,830,449

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge Large Cap Growth Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

28	ClearBridge Large Cap Growth Fund 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

Prior to December 1, 2017, the Fund paid an investment management fee, calculated daily and paid monthly at an annual rate as follows: 0.750% of assets up to and including $1 billion, 0.725% of assets over $1 billion and up to and including $2 billion; 0.700% of assets over $2 billion and up to and including $5 billion; 0.675% of assets over $5 billion and up to and including $10 billion; and 0.650% of assets over $10 billion.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I, Class IS and Class O shares did not exceed 1.10%, 1.90%, 1.40%, 0.80%, 0.70% and 0.74%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended November 30, 2018, fees waived and/or expenses reimbursed amounted to $5,301.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

ClearBridge Large Cap Growth Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$608,460	—
CDSCs	1,531	$36,250

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,033,860,620	*
Sales	2,077,578,271

*	Excludes the cost of portfolio securities received as a result of a contribution in-kind, totaling $65,882,403.

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$8,799,685,445	$3,009,412,763	$(323,267,759)	$2,686,145,004

4. Derivative instruments and hedging activities

During the year ended November 30, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average

30	ClearBridge Large Cap Growth Fund 2018 Annual Report

daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$4,684,969	†	$2,748,198
Class C	5,500,217	†	460,418
Class R	601,747	†	246,303
Class I	—		6,218,018
Class IS	—		43,316
Class O	—		326,263
Total	$10,786,933		$10,042,516

†

Amounts shown are exclusive of expense reimbursements. For the year ended November 30, 2018, the service and/or distribution fees reimbursed amounted to $1,268, $3,484 and $549 for Class A, Class C and Class R shares, respectively.

For the year ended November 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,268
Class C	3,484
Class R	549
Class I	—
Class IS	—
Class O	—
Total	$5,301

6. Distributions to shareholders by class

	Year Ended November 30, 2018	Year Ended November 30, 2017
Net Investment Income:
Class A	$32,415	$933,035
Class C	—	—
Class R	—	24,277
Class I	11,933,733	6,698,358
Class IS	3,862,207	958,576
Class O	1,371,724	1,386,024
Total	$17,200,079	$10,000,270

Net Realized Gains:
Class A	$76,296,224	$24,936,686
Class C	26,906,085	9,254,974
Class R	4,284,580	832,226
Class I	198,557,070	39,267,412
Class IS	49,632,366	4,887,643
Class O	20,519,842	8,171,331
Total	$376,196,167	$87,350,272

ClearBridge Large Cap Growth Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At November 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,449,393	$453,459,380	20,041,779	$737,763,389
Shares issued on reinvestment	1,630,739	65,115,364	698,102	23,847,173
Shares repurchased	(12,721,941)	(551,034,061)	(14,275,097)	(527,877,358)
Net increase (decrease)	(641,809)	$(32,459,317)	6,464,784	$233,733,204

Class C
Shares sold	2,949,070	$102,887,320	4,309,495	$129,702,194
Shares issued on reinvestment	766,821	24,722,304	296,056	8,310,295
Shares repurchased	(3,170,492)	(110,620,385)	(3,078,164)	(94,157,572)
Net increase	545,399	$16,989,239	1,527,387	$43,854,917

Class R
Shares sold	1,525,477	$63,082,666	1,675,396	$60,493,270
Shares issued on reinvestment	78,882	3,029,086	18,333	604,985
Shares repurchased	(993,965)	(41,764,378)	(482,393)	(17,520,429)
Net increase	610,394	$24,347,374	1,211,336	$43,577,826

Class I
Shares sold	50,863,078	$2,451,394,933	94,273,813	$3,833,687,058
Shares issued on reinvestment	3,742,036	165,360,581	875,572	32,947,780
Shares repurchased	(35,451,351)	(1,707,790,548)	(40,424,667)	(1,703,726,281)
Net increase	19,153,763	$908,964,966	54,724,718	$2,162,908,557

Class IS
Shares sold	21,915,122	$1,056,276,110	23,684,710	$977,883,998
Shares issued on reinvestment	1,180,047	52,169,863	155,319	5,846,219
Shares repurchased	(10,315,283)	(497,006,936)	(3,301,129)	(140,412,927)
In-kind capital contribution	1,284,257	65,882,403	—	—
Net increase	14,064,143	$677,321,440	20,538,900	$843,317,290

Class O
Shares sold	56,094	$2,690,082	44,790	$1,840,607
Shares issued on reinvestment	401,752	17,765,474	201,440	7,582,169
Shares repurchased	(807,888)	(38,571,725)	(797,453)	(32,618,105)
Net decrease	(350,042)	$(18,116,169)	(551,223)	$(23,195,329)

32	ClearBridge Large Cap Growth Fund 2018 Annual Report

8. In-kind transfer of securities

On September 6, 2018, the Fund’s Class IS shares received a contribution in-kind of investment securities in the amount of $65,882,403. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$38,366,600	$20,204,448
Net long-term capital gains	355,029,646	77,146,094
Total distributions paid	$393,396,246	$97,350,542

As of November 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$127,041,675
Undistributed long-term capital gains — net	277,117,455
Total undistributed earnings	$404,159,130
Other book/tax temporary differences(a)	(57,773)
Unrealized appreciation (depreciation)(b)	2,686,145,004
Total accumulated earnings (losses) — net	$3,090,246,361

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2018 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Large Cap Growth Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended November 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the periods ended on or prior to November 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

34	ClearBridge Large Cap Growth Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

ClearBridge Large Cap Growth Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2018. The Fund performed below the median performance of the funds in the Performance Universe for the one-year period, but performed better than the median performance of the funds in the Performance Universe for the three-, five- and ten-year periods and was ranked in the first quintile of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by

36	ClearBridge Large Cap Growth Fund

the Manager for periods ended September 30, 2018, which showed that the Fund’s performance was slightly below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2018 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s long-term performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions, if any, for fee waiver and/or expense reimbursement arrangements that may have been in effect for the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio

ClearBridge Large Cap Growth Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

with those of a group of 14 institutional large-cap growth funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the median of the total expense ratios of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

38	ClearBridge Large Cap Growth Fund

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Large Cap Growth Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	ClearBridge Large Cap Growth Fund

Independent Trustees† cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

42	ClearBridge Large Cap Growth Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Large Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

44	ClearBridge Large Cap Growth Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Large Cap Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2018:

Record date:	12/6/2017
Payable date:	12/7/2017
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Qualified short -term capital gain dividend*	$0.10078
Long-term capital gain dividend	$1.690400

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

46	ClearBridge Large Cap Growth Fund

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/19 SR18-3520

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2017 and November 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,556 in November 30, 2017 and $38,234 in November 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2017 and $0 in November 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,400 in November 30, 2017 and $0 in November 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in November 30, 2017 and $0 in November 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2017 and November 30, 2018; Tax Fees were 100% and 100% for November 30, 2017 and November 30, 2018; and Other Fees were 100% and 100% for November 30, 2017 and November 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in November 30, 2017 and $678,000 in November 30, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2019